Electronic Articles of Incorporation For	P14000016170 FILED February 20, 2014 Sec. Of State sgilbert

LUCENT PHARMA, INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

LUCENT PHARMA, INC.

Article II

The principal place of business address:

507 EAST COMANCHE AVE.

TAMPA, FL. US  33604

The mailing address of the corporation is:

507 EAST COMANCHE AVE.

TAMPA, FL. US  33604

Article III

The purpose for which this corporation is organized is:

ANY AND ALL LAWFUL BUSINESS.

Article IV

The number of shares the corporation is authorized to issue is:

l,000,000,000 @ .0001 PAR VALUE

Article V

The name and Florida street address of the registered agent is:

THOMAS L MCCRIMMON IV

507 EAST COMANCHE AVE.

TAMPA, FL.

33604

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature:

THOMAS L. MCCRIMMON IV

P14000016170 FILED February 20, 2014 Sec. Of State sgilbert

Article VI

The name and address of the incorporator is:

FRANCES M. MCCRIMMON

507 EAST COMANCHE AVE.

TAMPA, FLORIDA 33604

Electronic Signature of Incorporator:

FRANCES M. MCCRIMMON

I am the incorporator submitting these Articles of Incorporation and affirm that the facts stated herein are true.  I am aware that false information submitted in a document to the Department of State constitutes a third degree felony as provided for in s.817.155, F.S.  I understand the requirement to file an annual report between January 1st and May 1st in the calendar year following formation of this corporation and every year thereafter to maintain "active" status.

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title:   P/D

FRANCES M MCCRIMMON

507 EAST COMANCHE AVE.

TAMPA, FL.

33604  US

Title:   VP/D

THOMAS L MCCRIMMON IV

507 EAST COMANCHE AVE.

TAMPA, FL.

33604  US

Title:   VP/D JACK NAJJAR

507 EAST COMANCHE AVE.

TAMPA, FL.

33604  US

Article VIII

The effective date for this corporation shall be:

02/20/2014